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                                                             OMB APPROVAL
                               UNITED STATES            ------------------------
                    SECURITIES AND EXCHANGE COMMISSION  OMB Number:  3235-0060
                           Washington, DC 20549         Expires:  March 31, 2003
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                                 FORM 8-K               hours per response 1.25
                                                        ------------------------
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2001
                                                 -------------------------------
                          Advance Holding Corporation
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            (Exact name of registrant as specified in its charter)


         Virginia                       333-56031              54-1622754
-------------------------------      ----------------      -------------------
(State or other jurisdiction of      (Commission File         (IRS Employer
      incorporation)                      Number)          Identification No.)

          5673 Airport Road, Roanoke, Virginia                   24012
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           (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (540) 362-4911
                                                   -----------------------------

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        (Former name or former address, if changed since last report.)


                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure.

          On August 7, 2001, Advance Holding Corporation, a Virginia corporation ("Advance Holding"), Advance Auto Parts, Inc., a Delaware corporation and wholly-owned subsidiary of Advance Holding ("Advance Auto"), Advance Stores Company, Incorporated, a Virginia corporation and wholly-owned subsidiary of Advance Holding ("Advance Stores"), AAP Acquisition Corporation, a Florida corporation and wholly-owned subsidiary of Advance Auto ("Merger Sub"), and Discount Auto Parts, Inc., a Florida corporation ("Discount"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Discount (the "Merger"), with Discount continuing as the surviving corporation. Immediately after the Merger, Advance Auto will contribute the capital stock of Discount to Advance Stores, and Discount will become a wholly-owned subsidiary of Advance Stores. At the effective time of the Merger, each issued and outstanding share of Discount common stock will be converted into the right to receive $7.50 in cash and 0.2577 of a share of common stock of Advance Auto. The Merger is subject to approval by the shareholders of Discount, clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions, and is expected to close in late November 2001.

          Immediately prior to the effective time of the Merger, Advance Holding will merge into Advance Auto (the "Reincorporation Merger"), with Advance Auto continuing as the surviving corporation, pursuant to an Agreement and Plan of Merger dated as of August 7, 2001 (the "Reincorporation Merger Agreement") by and between Advance Holding and Advance Auto. As a result of the Reincorporation Merger, each issued and outstanding share of Advance Holding Class A common stock will automatically be converted into the right to receive one share of Advance Auto common stock. The officers and directors of Advance Holding immediately prior to the Reincorporation Merger will continue to be the officers and directors of Advance Auto after such merger. Advance Holding is engaging in the Reincorporation Merger for the purpose of allowing the shareholders of Advance Holding and the shareholders of Discount to own stock of a corporation that is subject to the flexible and comprehensive corporate laws of the State of Delaware and to facilitate the acquisition of Discount.

          In connection with the execution of the Merger Agreement, Advance Holding, Advance Auto, Fontaine Industries Limited Partnership, a partnership controlled by Peter J. Fontaine, Chairman of the Board and Chief Executive Officer of Discount, and Discount's largest shareholder (the "Stockholder"), the Peter J. Fontaine Revocable Trust (the "Fontaine Trust") and Peter J. Fontaine, in his individual capacity ("Fontaine"), entered into an Irrevocable Proxy and Voting Agreement dated as of August 7, 2001 (the "Voting Agreement"), pursuant to which the Stockholder has agreed to vote all of the shares of common stock of Discount beneficially owned by the Stockholder in favor of the Merger, the Merger Agreement and the transactions contemplated thereby. Pursuant to the Voting Agreement, the Stockholder also appointed Advance Stores as its proxy to vote the shares beneficially owned by the Stockholder in favor of the Merger, the Merger Agreement and the transactions contemplated thereby.

          Advance Holding, Advance Stores, the Fontaine Trust, Fontaine and the Stockholder also entered into a Stock Option Agreement dated as of August 7, 2001 (the "Option Agreement"), pursuant to which the Stockholder granted to Advance Stores an
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option to purchase all of the 4,021,509 shares of Discount common stock beneficially owned by the Stockholder (approximately 25% of the outstanding shares of common stock of Discount), exercisable in certain circumstances, as further set forth in the Option Agreement.

          As a condition to the willingness of Discount to enter into the Merger Agreement, Discount has required that certain shareholders of Advance Holding (the "Advance Shareholders") enter into a Voting Agreement dated as of August 7, 2001 (the "Advance Voting Agreement") with Advance Holding. Pursuant to the Advance Voting Agreement, the Advance Shareholders have agreed to vote all of the shares of Advance Holding beneficially owned by the Advance Shareholders in favor of the Merger, the Merger Agreement and the transactions contemplated thereby. The Advance Shareholders also appointed an officer and certain directors of Advance Holding and Advance Auto as their proxies to vote their shares in favor of the Merger, the Merger Agreement and the transactions contemplated thereby.

          A copy of the Merger Agreement is attached hereto as Exhibit 2.1, a copy of the Reincorporation Merger Agreement is attached hereto as Exhibit 2.2, a copy of the Voting Agreement is attached hereto as Exhibit 2.3, a copy of the Option Agreement is attached hereto as Exhibit 2.4, and a copy of the Advance Voting Agreement is attached hereto as Exhibit 2.5. The foregoing descriptions of the Merger Agreement, the Reincorporation Merger Agreement, the Voting Agreement, the Option Agreement and the Advance Voting Agreement are qualified in their entirety by reference to the full text of such agreements, each of which is incorporated herein by reference. A copy of the joint press release of Advance Holding and Discount with respect to the Merger is attached hereto as
Exhibit 99.1.

          Investors and security holders are advised to read the proxy
          ------------------------------------------------------------
statement/prospectus regarding the business combination transaction referenced
------------------------------------------------------------------------------
in the foregoing information, when it becomes available, and any other relevant
-------------------------------------------------------------------------------
documents filed with the SEC by Advance Holding, Advance Auto and Discount
--------------------------------------------------------------------------
because the documents will contain important information.  The proxy
--------------------------------------------------------
statement/prospectus will be filed with the SEC by Advance Auto and Discount. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and any other document filed with the SEC by Advance Auto or Discount at the SEC's web site at www.sec.gov. The proxy statement/prospectus and such other documents may also be obtained from Advance Auto or Discount by making a request to Advance Holding Corporation, 5673 Airport Road, Roanoke, Virginia 24012, Attention: Corporate Secretary,
Telephone: (540) 362-4911; or Discount Auto Parts, Inc., 4900 Frontage Road South, Lakeland, Florida 33815, Attention: Corporate Secretary, Telephone: (863) 687-9226.

          Discount, Advance Holding, Advance Auto and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Discount's shareholders to approve the Merger and adopt the Merger Agreement. The directors and executive officers of Discount also may have an interest in the transaction, including as a result of holding stock or options of Discount. A detailed list of the names of Advance Holding's directors and executive officers is contained in Advance Holding's annual report on Form 10-K, filed on March 30, 2001 (Advance Auto's directors and executive officers are the same as the directors and executive officers of Advance Holding). A detailed list of the names of Discount's directors and executive officers and their ownership of stock and options of Discount is contained in Discount's proxy statement, filed on August 31, 2000, for its 2000 annual meeting of shareholders, as updated by beneficial ownership reports filed subsequent to such annual meeting. Both documents, and the proxy statement/prospectus disclosing interests of the directors and executive officers of Discount, when filed, may be obtained without charge at the SEC's web site at www.sec.gov.
                                                               -----------

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None

          (b)  Pro Forma Financial Information.

               None

          (c)  Exhibits.

               Exhibit No.    Description
               -----------    -----------

               Exhibit 2.1 Agreement and Plan of Merger dated as of August 7, 2001 among Advance Holding, Advance Auto, Advance Stores, Merger Sub and Discount (schedules and exhibits omitted).

               Exhibit 2.2 Agreement and Plan of Merger dated as of August 7, 2001 among Advance Holding and Advance Auto.

               Exhibit 2.3 Irrevocable Proxy and Voting Agreement dated as of August 7, 2001 among Advance Holding, Advance Stores, the Stockholder, the Fontaine Trust and Fontaine.

               Exhibit 2.4 Stock Option Agreement dated as of August 7, 2001 among Advance Holding, Advance Stores, the Stockholder, the Fontaine Trust and Fontaine.
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             Exhibit 2.5   Voting Agreement dated as of August 7, 2001 by and
                           among Advance Holding and the persons and entities listed on Exhibit A thereto.

             Exhibit 99.1  Press release dated August 7, 2001.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANCE HOLDING CORPORATION
                                  ----------------------------------------------
                                                    (Registrant)


Date    August 7, 2001                          /s/ Jimmie L. Wade
      -----------------------     ----------------------------------------------
                                                    (Signature)*
                                       Jimmie L. Wade
                                       President and Chief Financial Officer

*Print name and title of the signing officer under his signature.
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

Exhibit 2.1 Agreement and Plan of Merger dated as of August 7, 2001 among Advance Holding, Advance Auto, Advance Stores, Merger Sub and Discount (schedules and exhibits omitted).

Exhibit 2.2 Agreement and Plan of Merger dated as of August 7, 2001 among Advance Holding and Advance Auto.

Exhibit 2.3 Irrevocable Proxy and Voting Agreement dated as of August 7, 2001 among Advance Holding, Advance Stores, the Stockholder, the Fontaine Trust and Fontaine.

Exhibit 2.4 Stock Option Agreement dated as of August 7, 2001 among Advance Holding, Advance Stores, the Stockholder, the Fontaine Trust and Fontaine.

Exhibit 2.5 Voting Agreement dated as of August 7, 2001 by and among Advance Holding and the persons and entities listed on Exhibit A thereto.

Exhibit 99.1   Press release dated August 7, 2001.